UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2011

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Douglas Emmett, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-33106	20-3073047
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

808 Wilshire Boulevard, Suite 200	90401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 255-7700

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

[Missing Graphic Reference]

Item 5.07	Submission of Matters to a Vote of Security Holders

The voting results for the matters submitted to a vote of our stockholders at our Annual Meeting of Stockholders held on May 26, 2011, which were described in detail in our proxy statement filed with the Securities and Exchange Commission on April 28, 2011, are as follows:

1.	Election of directors:

	For	Withheld
Dan A. Emmett	105,721,603	3,585,383
Jordan L. Kaplan	106,195,902	3,111,084
Kenneth M. Panzer	95,353,346	13,953,640
Leslie E. Bider	103,143,037	6,163,949
Ghebre Selassie Mehreteab	107,203,212	2,103,774
Thomas E. O'Hern	103,148,961	6,158,025
Andrea L. Rich	103,053,347	6,253,639
William Wilson III	107,558,352	1,748,634

2.	Non-binding advisory vote approving 2010 executive compensation:

For	Against	Abstain
64,713,555	44,566,304	27,126

3.	Non-binding advisory vote on the frequency of votes on executive compensation:

1 Year	2 Years	3 Years	Abstain
78,082,346	18,623	31,184,387	21,626

4.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2011:

For	Against	Abstain
113,033,197	1,384,630	25,681

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Douglas Emmett, Inc.

Dated: May 31, 2011	By:	/s/ THEODORE GUTH
Theodore Guth
Executive Vice President and Secretary